Fees Summary	Sep. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,129,179.47
Previously Paid Amount	0.00
Total Fee Amount	708.34
Total Offset Amount	708.34
Net Fee	$ 0.00